UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2020

Westlake Chemical Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	WLKP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, Max L. Lukens informed Westlake Chemical Partners GP LLC (the “General Partner”), the general partner of Westlake Chemical Partners LP (the “Partnership”), of his intention to retire from the Board of Directors of the General Partner (the “GP Board of Directors”). Mr. Lukens’ retirement will be effective upon the appointment of his successor to the GP Board of Directors. Mr. Lukens’ decision to retire was not the result of any disagreement with the General Partner or the Partnership.

On February 13, 2020, the General Partner appointed Johnathan Zoeller, age 44, as Vice President and Chief Accounting Officer of the General Partner, to be effective upon the retirement of his predecessor, George J. Mangieri, who, as previously disclosed, intends to retire around March 31, 2020. Mr. Zoeller will serve as the General Partner’s principal accounting officer. Since August 2018, Mr. Zoeller has served as Vice President and Corporate Controller of Westlake Chemical Corporation (“Westlake”). Mr. Zoeller joined Westlake with over 19 years of public accounting experience, the majority of which was spent at KPMG LLP, where he held a variety of senior accounting positions, including most recently as Partner, Audit from October 2011 to August 2018. He began his career with Arthur Andersen LLP in 1998. Mr. Zoeller holds a Bachelor of Accounting degree and a Master of Accounting degree from the University of Mississippi. He is a Certified Public Accountant.

There are no family relationships between Mr. Zoeller and any director or executive officer of the General Partner. Mr. Zoeller does not have any interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Zoeller and any other person pursuant to which he was appointed as an officer of the General Partner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL PARTNERS LP
By: Westlake Chemical Partners GP LLC

Date: February 18, 2020	By:	/s/Albert Chao
Albert Chao
President and Chief Executive Officer